Florida East Coast Industries, Inc.

Investor Presentation

Burkenroad Reports Investment Conference April 28, 2006

Florida East Coast Industries, Inc.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may”, and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, ability to reinvest (tax deferred) sales proceeds into qualifying §1031 properties, future growth potential of the Company’s lines of business, performance of the Company’s product offerings, timing and ability to close on the Codina acquisition and related interests and other similar expressions concerning matters that are not historical facts, and projections relating to the Company’s financial results. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers business cycles; ability to pass through fuel surcharges to customers; ability to add capacity to support increase in volume or maintain fluidity to railway; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount; changes in insurance markets; natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials; buyers’ inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; likely impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the United States District Court and the US Army Corps of Engineers; and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this news release, which speaks only as of its date.

2

Florida East Coast Industries Overview

Operates through two wholly-owned subsidiaries

Florida East Coast Railway (FECR): regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami

Flagler Development Company (Flagler): Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties throughout the state of Florida

Founded in 1883 by Henry Flagler. Flagler bought or acquired large tracts of land in close proximity to the railroad

In 2000, FECI completed a tax-free spin-off from St. Joe Company

In April 2006, FECI completed the acquisition of Codina Group and related property interests

3

Florida East Coast Industries Fundamental Business Drivers

Florida’s economic growth is among the most robust in the U.S.

Advantage is strategic location, which cannot be replicated today Premier real estate and transportation company serving the most dynamic markets in Florida Strong platform for growth

4

Florida Market Opportunity Growing at Twice the National Average

Population

4th most populous state

US Census predicts that within the next decade, Florida will become the 3rd most populous state

4th largest labor force

1,000+ people move to Florida each day

Economy

4th largest gross state product

8th largest economy in the western hemisphere

15th largest economy in the world

12% lower labor cost than the national average

Fastest rate of annual job growth among the ten most populous states

Florida unemployment rate at 11/05 was 3.6%, the lowest rate for Florida since 1976

“Global Gateway”

Strategic/economic center of the Americas

Nearly 50% of all US trade with CAFTA nations

Business-friendly government Tourism

Top travel destination in the world

$57	billion (or 20%) of Florida’s economy in 2004

Population Growth Rate (%)

2.5 2.0 1.5

1.0 0.5 0.0

2.2

0.8

1.7

0.9

1998-2002	2003-2010

Employment Growth Rate (%)

3.0 2.5 2.0 1.5 1.0 0.5 0.0

2.5

1.5

2.1

1.0

1998-2002	2003-2010
Florida
United	States
5

Florida East Coast Railway

FECR’s Value Proposition

Control Expenses

Demonstrate a passion for asset utilization

Provide Good Service

Spend our capital dollars wisely

Do all the above safely

7

FECR Physical Plant

Own / Lease

81 diesel electric locomotives 6,262 freight cars & 1,412 trailers Numerous work equipment and autos for maintenance and transportation operations

Mainline

351 miles of mainline track along Florida’s east coast 132-pound per yard continuous welded rail supported on concrete crossties

Own / Operates

277 miles of branch, switching and other secondary track 158 miles of yard track

8

FECR Overview

Committed to being the premier transportation solution in Florida and beyond Competitive advantages:

Scheduled trains and customer service focused Shape of Florida creates imbalanced lane for flow of goods – providing cost advantage to rail transportation Favorable labor agreements Strong focus on safety Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami Experienced, innovative management Ongoing expense management

Photograph by Robert T. Nordstrom

Florida East Coast Railway Key Financial Data

2006 Q1 vs. 2005 Q1

Revenues increased 19%

Operating Profit increased 26%

2006 Q1 Operating Ratio of 71.9% compared to 73.5%

2006 Outlook

Revenue growth of 9-14%

Operating Profit growth of 13-18%

Capital Expenditures of $48-$53 million

Second best operating ratio of publicly traded rails

FECR Historical Financials (in millions) $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0

166.8

181.0

200.8

237.9

260-270

59.9

42.2

62.6

43.0

67.5

47.3

85.5

63.7

67.1

56.5

72-75

24.3

18.8

20.4

15.0

20	02

20 03

20 04

20	05

Q1

20 06

Q1

20	05

200

6

Outl ook*

Operating revenues Operating Profit before Depreciation and Amortization** Operating Profit

*2006 Outlook excludes any recoveries to be received and any remaining expenses to be incurred during the balance of 2006 due to Hurricane Wilma **A reconciliation to the most comparable GAAP measure is provided on page 35

SegmentRevenue

Railway Segment Revenues

Three months ended 3/31/06

Railway Flow of Goods

Railway Segment Revenues

Three months ended 3/31/06

3%

43%

16%

9%

30%

Aggregate	Vehicles & Equipment Other Intermodal Accessorial

Railway Flow of Goods

Start on FECR

5%

End on FECR

35%

Start & End on FECR

60%

End	on FECR Start & End on FECR Start on FECR

Railway – Increased Aggregate Volumes and Revenues

FECR first quarter 2006 aggregate volume up 9% and revenue up 18%

Significant increases in State funding for infrastructure

Florida is 3rd largest producer of aggregate

Florida produces 60% of its annual aggregate needs

Recent ruling affecting rock mining in South Florida could impact aggregate business

Aggregate Revenues 2003-2006(1st Qtr)

20,500 18,000 15,500 13,000 10,500

Revenues

1Q03 2Q03 3Q03

4Q03 1Q04

2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06

Railway – Continued Intermodal Growth

FECR first quarter 2006 intermodal volume up 6% and revenue up 21%

Florida’s shape and growth supports the value proposition of rail transportation compared to trucking

Rail provides a direct, more cost-effective transportation solution

Florida is an international hub

Exclusive access to ports provides clear competitive advantage

Customer service focus driving demand

Scheduled train service

FECR’s “Valet Service”

Highway Services maintains 99% on-time delivery in key distribution markets

30,000 28,000 26,000 24,000 22,000 20,000 18,000 16,000 14,000 12,000 10,000

Intermodal Revenues 2003-2006(1st Qtr)

Revenues

1Q03

2Q03

3Q03

4Q	03

1Q04

2Q04

3Q04

4Q	04

1Q05 2Q05 3Q05

4Q05

1Q06

Investing for Future Growth

Medley Wye

Project completed in 2005. Freed up capacity at Hialeah Yard, allowing unit aggregate trains to bypass yard

Medley Rock Yard

Completed in 1Q06. Will allow aggregate car switching to occur outside the Hialeah yard, improving productivity and efficiency of rock shipments and freeing up room for future growth and expansion

Indian River Siding

Project to be completed by end of 2006, adding 11 miles of siding to maintain fluidity of the Railway and support increased volumes

Four new locomotives

Delivery expected in late 2006

Provide additional capacity in the movement of aggregate and intermodal business

Improving asset utilization

Improved monthly turns of hopper cars and trailers

Opened new Ft. Pierce intermodal facility in 2004 to handle additional volume and new business

Railway Capital Expenditures

*Before the purchase of any strategic land parcels to be used for industrial development (1)Productivity and growth capital includes $5.1 of land purchased for future development

(in millions)

50 40 30 20 10 0 $30 $27 $30

$39	(1) $48-$53
2002	2003 2004 2005 2006 Outlook *

Maintenance capital Productivity & growth capital

*Before the purchase of any strategic land parcels to be used for industrial development (1)Productivity and growth capital includes $5.1 of land purchased for future development

Florida’s Dynamics are Driving Growth for FECR

Florida’s population growth fuels aggregate growth

Need for new road construction and infrastructure upgrades

Additional federal and state dollars have been allocated

Residential and commercial construction

Recent hurricanes have prompted changes in building code requirements

Florida’s shape and growth drives intermodal growth

Florida is a consuming state (flow of goods north to south)

Increased trade with South and Central America

Increased capacity at ports and airports

Current state of the trucking industry

Increasing road congestion

Changing political and economic climate in Central and South America

Flagler Development Company

Flagler Value Proposition

“Flagler’s focus is Florida. We have established a strong brand. We have attractive land positions and a critical mass of buildings and tenants. Entitled land, tenant base, an opportunistic organization, and access to capital create a speed to market competitive advantage to execute building development and meet our customer’s needs.”

Flagler Development Company Growth Drivers

Exceptional assets in Florida’s strongest markets – Jacksonville, Orlando and South Florida Expertise in

Land and building development – major infrastructure and industrial and office space

Management and Leasing of over 8.1million square feet (95% occupied at 3/31/06)

Value creation through

Entitlement process

Infrastructure development

Commercial development and leasing

Build-to-suits

1031 exchanges

Speed to Market—quality land bank with entitlements in place Capital flexibility

Flagler has Exceptional Assets in Florida’s Strongest Markets

Building Portfolio

64 office and industrial buildings

Land Portfolio

Approx. 2,540 Unentitled Acres (excl. FECR land)

Entitlements

586 Acres / 9.4 million sq. ft.

Building	Portfolio
Existing
(3/31/06)	Under Development Total
Jacksonville	2,458,194 377,382 2,835,576
Orlando	838,801 136,414 975,215
Miami/Doral/Sunrise	4,090,618 622,134 4,712,752
Total(s)	7,387,613 1,135,930 8,523,543

JACKSONVILLE

CENTRAL FLORIDA

FT. LAUDERDALE

MIAMI

NORTH FLORIDA PORTFOLIO:

Flagler Center Deerwood North Deerwood South

Gran Park at The Avenues duPont Center The Office Centre at Southpoint

CENTRAL FLORIDA PORTFOLIO:

SouthPark Center Lakeland Central Park Lakeland Distribution Center

SOUTH FLORIDA PORTFOLIO:

Flagler Plaza

Sunrise Corporate Plaza I

Flagler Station Business Park Doral Concourse

Flagler Development Company Key Financial Data(1)

(1)All data on this page reflects continuing operations.

(2)	Includes $74 million for acquisitions of land and/or finished buildings.

(3)A reconciliation to the most comparable GAAP measure is provided on page 35

(4)	2006 Outlook excludes any impact related to Hurricane Wilma, the Codina acquisition, and land acquisitions.

Rental and Services Revenue $59.7 $63.6 $69.6 $87.4 $23.5 $20.6 $97.0

2006 expected in range of $92 to $97 million

2002	2003 2004 2005 Q1 2006 Q1 2005 2006 Outlook (4)

Capital Expenditures

(in millions) $27.0 $75.0 $80.0 $132.7 $90.0

2006 expected in range of $80 to $90 million

2002	2003 2004 2005 (2) 2006 Outlook (4)

Rental Properties Operating Profit before D&A(3)

$38.8 $40.1 $44.8 $55.8 $14.4 $13.3 $61.0

2006 expected in range of $58 to $61 million

2002	2003 2004 2005 Q1 2006 Q12005 2006 Outlook (4)
Overall	Occupancy (%)
95	95 95 95 95
94	94

91 89

88	88

87 87 86

84 84 83

Functionally Full

2002	2003 2004 2005 2006

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

(1)All data on this page reflects continuing operations.

(2)	Includes $74 million for acquisitions of land and/or finished buildings.

(3)A reconciliation to the most comparable GAAP measure is provided on page 35

(4)	2006 Outlook excludes any impact related to Hurricane Wilma, the Codina acquisition, and land acquisitions.

Flagler’s Assets in South Florida

Sunrise Corporate Plaza: I, 107,000 sq. ft. office building in Sunrise Flagler Station: 34 buildings (3.9m sq. ft.), entitlements for an additional 2.7m sq. ft.

Miami Central Business District: 8 acres in downtown Miami Flagler Plaza: 41 acres, with 800,000 sq. ft. of entitlements, in Sunrise

Office building at Flagler Station: currently 52% pre-leased Doral Concourse: 240,000 sq. ft. office building in Doral

Ryder System world headquarters located at Flagler Station Industrial building in lease up at Flagler Station

Flagler Station

Ryder Headquarters at Flagler Station

Industrial Building in Lease-Up Stage at Flagler Station

Investing for Future Growth Codina Acquisition

Recently Completed Acquisition:

Codina Group, located in South Florida, a premier real estate operating company led by Armando Codina, one of the most experienced and innovative real estate professionals in the state

An extraordinary collection of strategically located land tracts

Interests in real estate ventures with key partners and proven track records

Total consideration of $185 million; up to an additional $85 million in deferred equity

Strategic Rationale:

Combination with Codina Group creates premier real estate firm in Florida

Creates an outstanding development land bank in one of the most dynamics markets in Florida amid shrinking supply of available land

Enhances offering of resident capabilities

Consulting

Development

Construction management

Brokerage

Adds Armando Codina, one of the most successful developers in the state, to the FECI management and Board of Directors

Codina’s Assets in South Florida

Burger King: 30% interest in a venture with an affiliate of JP Morgan to acquire land and construct a 15-story, 250,000 sq. ft. building for corporate headquarters for Burger King Beacon Lakes: 21.2% interest in a venture with AMB properties that owns a 432-acre industrial park, including 3 industrial buildings and entitlements for an additional 6.2 million sq. ft. in West Dade

Beacon City Center: a venture with an affiliate of JP Morgan that holds an exclusive option to acquire and redevelop a 77-acre property in Doral into residential units and office condominiums Red Road Commons: a proposed 50% interest in a venture with an affiliate of Fairfield Properties to build residential apartments on land to be leased in Miami

Gables Office Building: a 45,000 sq. ft. office building to be developed in Coral Gables in 2006 Beacon commons: 92 acres in Doral, future site of a retail, office and residential development

Beacon Countyline: 457 acres in Hialeah plus an additional 40 adjacent acres. Future plans are for the creation of a large industrial park

South Florida Industrial Market Historical Overview

One of the tightest industrial markets in the US; increasing demand and limited land supply $4.8 billion renovation and expansion of Miami Airport will increase demand for industrial space Inventory levels well below 20-year average Vacancy rates are reaching historic lows Rental rates have been climbing over the last 5 quarters—trends expected to continue

Medley, Hialeah, Miami Lakes and Miami Airport Industrial Markets: Historical Overview

1,650,000 1,500,000 1,350,000 1,200,000 1,050,000 900,000 750,000 600,000 450,000 300,000 150,000 0 -150,000 -300,000 -450,000

4Q2001 1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006

16.00% 12.00% 8.00% 4.00% 0.00% -4.00%

Net Absorption Delivered Inventory Vacancy

Rate($): 5.93 5.99 5.92 5.90 5.94 5.93 6.11 6.09 6.03 6.24 6.03 6.46 6.53 6.51 6.67 6.83 6.94 7.12 Source: CoStar Property®

South Florida Office Market Historical Overview

Office-based employment continuing to rise in South Florida Inventory additions over the last several years have been minimal Vacancy rates trending down

Average rents have remained stable over the past 3 years, but higher rates are occurring in some markets

600,000 450,000 300,000 150,000 0 -150,000

Miami Lakes and Miami Airport Office Markets: Historical Overview

16.00% 12.00% 8.00% 4.00% 0.00% -4.00%

Net Absorption Delivered Inventory Vacancy

4Q2001 1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006

Rate($): 21.09 21.51 21.55 21.59 21.63 21.55 21.59 20.94 20.77 21.04 21.12 20.93 20.85 21.19 21.77 22.02 22.16 22.43

Source: CoStar Property®

Flagler's Assets in Central Florida



SouthPark Center, 7 buildings (1m sq. ft.): entitlements for an additional 1.7m sq. ft.

SouthPark Center Bldg 600: 131,607 sq. ft. office/warehouse building





SouthPark Center Bldg 1100: a 137,000 sq. ft office building occupied by Starwood Vacation Ownership

SouthPark Center Bldg 1200: a 136,000 sq. ft. building currently in the lease up stage





Lakeland Central Park: future site of a 5m sq. ft. industrial park, currently obtaining entitlements





Florida East Coast INDUSTRIES | 28

Central Florida-SouthPark Center

Office Building in Lease Up at SouthPark

Flagler’s Assets in North Florida

The Office Centre at Southpoint: 60,000 sq. ft. office building Lakeside Two: a 112,000 sq. ft. office building at Flagler Center, currently in the lease up stage

A 151,000 sq. ft. warehouse at Flagler Center, currently in lease up stage Flagler Center: 9 buildings (1m sq. ft.), entitlements for additional 2.9m sq. ft.

Deerwood North and South: 8 building (771,000 sq. ft.) park in Jacksonville

Gran Park at The Avenues: 7 buildings (570,000 sq. ft.) duPont Center: two 80,000 sq. ft. office buildings and entitlements for an additional 500,000 sq. ft.

North Florida -Flagler Center in Jacksonville

Lakeside Two, a new 2004 112,000 sq. ft. office building

Baptist Hospital

Citicorp Credit Services

Combined Flagler/Codina Development Potential Opportunities for Future Growth

Industrial, Office and Retail space

Market (sq ft. in thousands)

Flagler Existing and Under Development1

Flagler Planned Future Development2

Codina Group Existing & Future Development (100% owned)

Codina Group Existing & Future Development (Joint Venture)3

Total Combined

Jacksonville	2,947 4,219 7,166

Orlando/

975	8,802 9,777

Lakeland

Miami/Doral/

4,713	4,968 5,775 1,429 16,885

Sunrise

Total	8,635 17,989 5,775 1,429 33,828
1.	Includes buildings in lease-up and construction phases.
2.	Based on existing entitlements/zoning or currently in process of obtaining vested entitlements
3.	Square footage adjusted to reflect percentage of ownership interest in joint ventures

Florida’s Dynamics are Driving Growth for Flagler/Codina

Overall Florida economy is the fastest-growing among the 10 largest states

Leading the US in job creation – added over 250,000 jobs in 2005

Population growth is driving demand for infrastructure

Office/retail development follow new residents – population growth in the markets we operate is robust

Immigration remains strong

Developable land in Florida is becoming increasingly scarce

Strong land bank for long-term growth

Corporations increasingly moving to Florida as a result of its business-friendly environment International trade hub – increased possibilities with CAFTA

Corporations establish Latin America headquarter here

Investment Proposition

Strategic position in Florida provides strong competitive advantages for FECI

Population growth driving demand for infrastructure, increased flow of goods and economic development activities

Diverse set of assets cannot be duplicated today

FECR services the entire east coast of Florida, with exclusive access to major ports

Increasingly valuable land holdings in the most dynamic markets of Florida

Well-run and established businesses

FECR has the 2nd best operating ratio of all publicly-traded railroads in North America

Portfolio of stabilized office and industrial buildings with 95% occupancy

Active development pipeline

Strong operations and balance sheet provide ample resources to fund growth

Reinvesting capital into value-creating assets and growth opportunities

Reconciliation of Non-GAAP to GAAP Measures

(in millions)

2002	2003 2004 2005 Q105 Q106 2006
Railway	Segment’s operating profit $42.2 $43.0 $47.3 $63.7 $15.0 $18.8 $72-75
Railway	Segment’s –depreciation expense 17.7 19.6 20.2 21.8 5.4 5.5
Railway	Segment’s operating profit before depreciation $59.9 $62.6 $67.5 $85.5 $20.4 $24.3
Flagler’s	rental properties’ operating profit $18.2 $17.8 $21.7 $27.6 7.2 7.2 $27-30
Rental	properties’ D&A expenses 20.6 22.3 $23.1 28.2 6.1 7.2 31

Rental properties’ operating profit before

D&A	expense $38.8 $40.1 $44.8 $55.8 $13.6 $14.4 $58-$61